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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K
                                    --------

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): November 24, 1997

                         Commission file number   0-17684
                                               -------------

                       ML/EQ Real Estate Portfolio, L.P.
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      (Exact name of registrant as specified in its governing instrument)

        Delaware                                    58-1739523
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 (State of Organization)                (I.R.S. Employer Identification No.)

          3424 Peachtree Road N.E., Suite 800, Atlanta, Georgia 30326
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   (Address of principal executive office)                      (Zip Code)

(Registrant's telephone number, including area code)        (404) 239-5002
                                                    ---------------------------


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Item 2. Acquisition or Disposition of Assets

On November 24, 1997, EML Associates (the "Venture"), in which ML/EQ Real Estate Portfolio, L.P. (the "Partnership") holds an 80% interest, completed the sale of Brookdale Center at a cash price of $24,830,000, of which the Venture's portion was approximately $17,793,000. Prior to the sale, the Venture held a 71.66% participation interest in Brookdale Center, which was transferred to the Venture and The Equitable Life Assurance Society of the United States ("Equitable") as tenants in common on December 16, 1996, pursuant to a Chapter 11 bankruptcy plan for the borrower, Midwest Real Estate Shopping Center L.P. Brookdale Center is a regional shopping mall located approximately five miles northwest of the central business district of Minneapolis, Minnesota. The Venture received $17,490,746 in cash at closing, after deduction for closing costs and prorations. The sale resulted in a gain of $1,931,569 to the Venture. Management anticipates making a special distribution of $3.26 per unit on December 23, 1997, representing a return of capital from sale or financing proceeds, to holders of record as of November 30, 1997. The purchaser, Talisman Brookdale L.L.C., is unaffiliated with the Partnership and the Venture and the transaction was negotiated at arm's length.


Item 7. Financial Statements and Exhibits

             (a) Pro Forma Financial Statements

                     (i) Pro Forma condensed consolidated balance sheet dated September 30, 1997 (unaudited).

                     (ii) Pro Forma consolidated statement of operations for
                          the nine months ended September 30, 1997 (unaudited) and the year ended December 31, 1996 (unaudited).

                       ML/EQ REAL ESTATE PORTFOLIO, L.P.
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                               SEPTEMBER 30, 1997
                                  (unaudited)


This unaudited pro forma balance sheet is presented as if the Venture's sale of Brookdale Center had occurred on September 30, 1997. In management's opinion, all adjustments necessary to reflect the effect of this transaction have been made. This unaudited pro forma condensed consolidated balance sheet is not necessarily indicative of what the actual financial position would have been at September 30, 1997, nor does it purport to represent the future financial position of the Partnership.

                                                                    Adjustments
                                                                    For Sale of
                                                                     Brookdale
                                                     Historical       Center             Pro Forma
                                                    ------------   ------------        ------------
ASSETS


     NET REAL ESTATE INVESTMENTS                    $135,200,226   $(15,389,863) (A)   $119,810,363


     CASH AND CASH EQUIVALENTS                        13,354,668       (192,228) (B)     13,162,440


     OTHER ASSETS - NET                               10,144,297       (701,695) (C)      9,442,602
                                                    ------------   ------------        ------------

       TOTAL ASSETS                                 $158,699,191   $(16,283,786)        142,415,405
                                                    ============   ============        ============

LIABILITIES AND PARTNERS' CAPITAL

     LIABILITIES                                    $  4,436,964   $   (532,381) (C)   $  3,904,583


     MINORITY INTEREST IN THE VENTURE                 30,534,478        386,314  (D)     30,920,792


     PARTNERS' CAPITAL:

       General partners                                2,375,566         77,263  (E)      2,452,829
       Initial limited partner                             6,274             68  (E)          6,342
       Limited partners (5,424,225 BACs issued and
       outstanding)                                  121,345,909    (16,215,050) (E)    105,130,859
                                                    ------------   ------------        ------------

          Total partners' capital                    123,727,749    (16,137,719)        107,590,030
                                                    ------------   ------------        ------------

          TOTAL LIABILITIES AND PARTNERS' CAPITAL   $158,699,191   $(16,283,786)        142,415,405
                                                    ============   ============        ============

          See notes to pro forma condensed consolidated balance sheet.

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                       ML/EQ REAL ESTATE PORTFOLIO, L.P.
            NOTES TO PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET




A. Represents the Venture's sale of Brookdale Center having a net book value of $15,389,863 at September 30, 1997.

B. Represents the amount of cash received by the Venture at closing of $17,490,746, offset by the $17,682,974 special distribution to BAC holders.

C. Represents net other assets and liabilities of Brookdale Center transferred in connection with the sale.

D. Reflects 20% minority interest share of the $1,931,569 gain on the sale of Brookdale Center.

E. Reflects the Partnership's share of the $1,931,569 gain on the sale of Brookdale Center allocated 95% to the limited partners as a group and 5% to the general partners. The limited partners' share of the gain has been reduced by the $3.26 per unit special distribution to BAC holders.

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


                       ML/EQ REAL ESTATE PORTFOLIO, L.P.
                PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                 FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997
                                  (unaudited)

The accompanying pro forma consolidated statement of operations is presented as if the Venture's sale of Brookdale Center had occurred as of December 16, 1996, the date of reclassification from zero coupon mortgage note receivable to rental properties. In management's opinion, all adjustments necessary to reflect the effects of this transaction have been made. This unaudited pro forma consolidated statement of operations is not necessarily indicative of what actual results of operations would have been had this transaction occurred on December 16, 1996, nor does it purport to represent the results of operations for future periods.

                                                                  Adjustments
                                                                  For Sale of
                                                                   Brookdale
                                                Historical         Center (A)          Pro Forma
                                              --------------     --------------      -------------
REVENUE:

  Rental income                              $  19,067,500       $  (4,277,541)      $  14,789,959
  Lease termination income                         132,840                  --             132,840
  Interest on loans receivable                     461,250                  --             461,250
                                             -------------       -------------       -------------

     Total revenue                              19,661,590          (4,277,541)         15,384,049
                                             -------------       -------------       -------------

OPERATING EXPENSES:

  Real estate operating expenses                 7,270,894          (1,317,427)          5,953,467
  Depreciation and amortization                  3,214,801            (212,682)          3,002,119
  Real estate taxes                              2,478,275            (836,391)          1,641,884
  Property management fees                         420,380             (90,461)            329,919
                                             -------------       -------------       -------------

     Total operating expenses                   13,384,350          (2,456,961)         10,927,389
                                             -------------       -------------       -------------

INCOME FROM PROPERTY OPERATIONS                  6,277,240          (1,820,580)          4,456,660

OTHER INCOME (EXPENSE):

  Interest and other nonoperating income         1,104,311             (23,710)          1,080,601
  Asset management fees                           (566,265)             69,785(B)         (496,480)
  Amortization of guarantee fee                   (201,188)                 --            (201,188)
  General and administrative                      (530,124)                 --            (530,124)
                                             -------------       -------------       -------------

     Total other income (expense) - net           (193,266)             46,075            (147,191)
                                             -------------       -------------       -------------

INCOME BEFORE MINORITY INTEREST                  6,083,974          (1,774,505)          4,309,469

MINORITY INTEREST IN NET INCOME OF
 CONSOLIDATED VENTURE                           (1,459,639)            354,901          (1,104,738)
                                             -------------       -------------       -------------

NET INCOME                                   $   4,624,335       $  (1,419,604)      $   3,204,731
                                             =============       =============       =============

ALLOCATION OF NET INCOME:
  Limited partners                           $     231,217                           $     160,237
  Initial limited partner                              202                                     140
  Limited partners                               4,392,916                               3,044,354
                                             -------------                           -------------

TOTAL                                        $   4,624,335                           $   3,204,731
                                             =============                           =============

NET INCOME PER LIMITED PARTNER BAC           $        0.81                           $        0.56
                                             =============                           =============

WEIGHTED AVERAGE BACs OUTSTANDING                5,424,225                               5,424,225
                                             =============                           =============

         See notes to pro forma consolidated statement of operations.

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
                       ML/EQ REAL ESTATE PORTFOLIO, L.P.
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1996
                                  (unaudited)

                                                                      Adjustments
                                                                      For Sale of
                                                                      Brookdale
                                                Historical             Center (A)            Pro Forma
                                                ----------            -----------            ---------
REVENUE:

   Rental income                                $ 20,702,439          $ (342,566)            $ 20,359,873
   Lease termination income                          179,149                  --                  179,149
   Interest on loans receivable                    4,101,334(C)               --                4,101,334
                                                ------------          ----------             ------------

     Total revenue                                24,982,922            (342,566)              24,640,356
                                                ------------          ----------            -------------

OPERATING EXPENSES:

   Real estate operating expenses                  8,289,903            (173,076)               8,116,827
   Depreciation and amortization                   4,046,483             (25,917)               4,020,566
   Real estate taxes                               2,365,348             (76,191)               2,289,157
   Property management fees                          477,385              (8,026)                 469,359
   Loss on write-down of zero coupon mortgage      6,211,644(D)               --                6,211,644
                                                ------------          ----------            -------------

     Total operating expenses                     21,390,763            (283,210)              21,107,553
                                                ------------          ----------            -------------

INCOME FROM PROPERTY OPERATIONS                    3,592,159             (59,356)               3,532,803

OTHER INCOME (EXPENSE):


   Interest and other nonoperating income          1,221,906                (925)               1,220,981
   Asset management fees                            (686,658)              4,079(B)              (682,579)
   Amortization of guarantee fee                    (268,251)                 --                 (268,251)
   General and administrative                       (685,524)                 --                 (685,524)
                                                ------------          ----------            -------------

     Total other income (expense) - net             (418,527)              3,154                 (415,373)
                                                ------------          ----------            -------------

INCOME BEFORE MINORITY INTEREST                    3,173,632             (56,202)               3,117,430

MINORITY INTEREST IN NET INCOME OF
  CONSOLIDATED VENTURE                              (947,766)             11,240                 (936,526)
                                                ------------          ----------            -------------

NET INCOME                                      $  2,225,866          $  (44,962)           $   2,180,904
                                                ============          ==========            =============

ALLOCATION OF NET INCOME:
   General partners                             $    111,293                                $     109,045
   Initial limited partner                                97                                           96
   Limited partners                                2,114,476                                    2,071,763
                                                ------------                                -------------

TOTAL                                           $  2,225,866                                $   2,180,904
                                                ============                                =============

NET INCOME PER LIMITED PARTNER BAC              $       0.39                                $        0.38
                                                ============                                =============

WEIGHTED AVERAGE BACs OUTSTANDING                  5,424,225                                    5,424,225
                                                ============                                =============

         See notes to pro forma consolidated statements of operations.

                       ML/EQ REAL ESTATE PORTFOLIO, L.P.
            NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS




A. On November 24, 1997, Brookdale Center was sold and all of its operating revenues and expenses have been eliminated for the period presented in arriving at pro forma amounts. The sale resulted in a gain of $1,931,569, which is not reflected in the pro forma statement of operations.

B. Represents the portion of asset management fees related to Brookdale
Center. Asset management fees are based on the purchase price of each property multiplied by .75% annual basis points for rental properties. Asset management fees are paid to the Managing General Partner. Such asset management fees are then paid to ERE Yarmouth by the Managing General Partner.

C. During the period January 1, 1996 through December 16, 1996, Brookdale Center was classified as a zero coupon mortgage note receivable. Due to default by the borrower, the Partnership discontinued the accrual of interest on the zero note during 1995 and accounted for cash received from the operation of Brookdale Center on a cash basis as interest income. The Venture received $3,486,334 in interest income related to Brookdale Center during 1996.

D. On December 16, 1996, Brookdale Center was transferred to the Venture and Equitable, as tenants in common. An internal review of the property performed for the Venture as of the date of transfer estimated the fair market value of Brookdale Center to be $21,700,000, of which the Venture's portion was $15,550,364. Following the transfer, Brookdale Center was reclassified from zero coupon mortgage note receivable to rental properties and rental income and operating expense were recorded from that date. The Venture recognized a loss of $6,211,644 to record Brookdale Center as its estimated fair market value.

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
                                   SIGNATURES




         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be filed on behalf of the undersigned hereunto duly authorized.



                                        ML/EQ Real Estate Portfolio, L.P.

                                        By: EREIM Managers Corp.
                                        Managing General Partner





                                        By: Patricia C. Snedeker
                                        ----------------------------------------
                                        Patricia C. Snedeker
                                        Vice President, Controller and Treasurer
                                        (Principle Accounting Officer)




Dated: December 9, 1997

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